UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 10, 2005

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

        Texas                      000-29187-87               76-0415919
     (State or other               (Commission             (I.R.S. Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)


           1000 Louisiana Street
                 Suite 1500
               Houston, Texas                                     77002
   (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (713) 328-1000


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     On May 10, 2005, at the annual meeting of the shareholders of Carrizo Oil & Gas, Inc. (the "Company"), the shareholders of the Company approved Amendment No.5 (the "Amendment No.5") to the Company's Amended and Restated Incentive Plan (the "Incentive Plan"). The Amendment amends the Incentive Plan to, among other things, (1) replace automatic initial awards of stock options to new directors to purchase 10,000 shares of common stock and automatic awards of stock options to Board committee chairmen with discretionary awards of stock options or restricted stock that are determined by the Company's compensation committee or Board of Directors, (2) give the Company's compensation committee and Board of Directors additional flexibility in determining awards to Board committee members and in establishing the specific terms of awards of options and restricted stock granted to directors, including without limitation the vesting schedules for those awards and the dates those awards may be granted, and (3) make certain clarifications to other provisions of the Incentive Plan.

     The foregoing description of Amendment No.5 is not complete and is qualified by reference to the complete Amendment No.5, which is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number          Description
--------------          -----------
10.1                    Amendment  No.5  to  the  Amended and Restated Incentive
                        Plan of Carrizo Oil & Gas, Inc.





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CARRIZO OIL & GAS, INC.


                                      CARRIZO OIL & GAS, INC.


                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer

Date:  May 16, 2005

                                  EXHIBIT INDEX

10.1 Amendment No.5 to the Amended and Restated Incentive Plan of Carrizo Oil & Gas, Inc.